Exhibit 99.3

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 1 - Multi-Play, Multi-Pay in the Maverick Basin The 8th oil and Gas Conference, Denver - August 2003 Mr James E Sigmon Mr. Roberto R. Thomae President and CEO VP- Capital Markets

Slide 2 - Corporate Information
- Corporate Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com; Roberto R. Thomae, VP- Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended December 31, 2002, and its Form 10-Q for the quarter ended March 31, 2003. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Snapshot
- Nasdaq Smallcap - TXCO
- Issued Shares - 20 Million
- Founded - 1979
- Headquarters - San Antonio, Texas
- Web Site: www.txco.com

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 4 - TXCO Snapshot
Current Operations
- Leasehold: 572,000 Gross Acres
- Maverick Basin - 480,000 acres
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin - 92,000 acres
- Reserve Make Up at June 30
- 24.7 Bcfe - 59% Gas and 41% Oil
- 59% Proved Developed
- Net Daily Production
- 17.9 MMcfe at June 30 - Up 27% from YE 2002
- 63% Oil - 1,886 BOPD
- 37% Gas - 6.6 MMcfd

Slide 5 - TXCO's Growth Strategy
- Focus Exploration Efforts
- Accumulate Large Leasehold Positions
In Core Area
- Operate Whenever Possible - Currently
More Than 85%
- Use 3-D Seismic and Horizontal Drilling
To Reduce Risk

Slide 6 - Focused on Maverick Basin Potential
Map of Western United States of America with inset map focusing in on TXCO's lease area and indicating a 50-mile span
-     Maverick Basin 480,000 Acres
-     TXCO's large, concentrated acreage position provides many opportunities:
      -  Exploration
      -  Idea Generation
      -  Developmental Drilling
      -  Exploitation
      -  Farm-Outs

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 7 - Maverick Basin: Multi-Play/Multi-Pay
Prospect Rich
-     Gas
          Escondido
          Olmos/Coal Bed Methane
          Georgetown
          Glen Rose Shoal and Reef
          Jurassic
-     Oil
          San Miguel
          Georgetown
          Glen Rose Porosity
-     Active Drilling Program
          6 Rigs Running in July
          93-Well Target for 2003
          42 Wells in 1st Half - Surpassed 37 for All of 2002

Slide 8 - 2003 Drilling Exposure Risk Mix
Pie chart showing Risk components of the 2003 drilling as a % of the drilling program.
Low Risk - 25%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal.
Medium Risk - 50%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
High Risk -  25%, Jurassic.

Slide 9 - Maverick Basin Potential: Multi-Play/Multi-Pay
 Drawing showing geologic formations.
-     Escondido 1,000' +/-
-     Olmos / CBM 1,500' +/-
-     San Miguel 1,800' +/-  (Sacatosa Oil Reserves)
-     Georgetown 3,000' +/-
-     Glen Rose Porosity 5,000' +/-
-     Glen Rose Shoal/Reef 6,000' +/-
-     Jurassic Formation 16,000' +

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 10 - Maverick Basin Acreage Growth
Lease location map shown.
-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
Table indicating the acreage held by year as follows: 1997 - 56,400; 1998 - 65,200;
  1999 - 115,000; 2000 - 365,000; 2001 - 372,000; 2002 - 409,000; and 2003 - 480,000.

Slide 11 - TXCO Pipeline System
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression station and El Paso Energy Field Services delivery point.
-     TXCO has everything from leases to pipelines in its core operating area.
-     TXCO controls 80 miles of pipeline in the Maverick Basin
-     Key midstream support unit

Slide 12 - Glen Rose
Picture of seismic data for Paloma Lease and Comanche Lease.
-     Prospect Inventory
      -  100+ Prospective wells, 3-D / 2-D defined
-     Gross Reserves
      -  Paloma = 2.5 Bcfe/well
      -  Comanche = 375 MBbl
-     Drilling and Completion Costs
      -  Paloma = $450,000
      -  Comanche = $750,000

Slide 13 - Glen Rose Multiple Plays
Drawing showing geologic formations and labeling the porosity interval, shoal and reef components.

Slide 14 - Glen Rose Porosity Interval
Picture of 3-D seismic data for 850-acre initial prospect with location of discovery well marked.
-     Discovery Well - February 2002
      -  Initial 850-Acre Feature
      -  Estimated 60-75 MMBbls in Place

Slide 15 - Glen Rose Porosity Grows . . .
Picture of 3-D seismic data for 6-square-mile prospect with location of discovery well marked.
-     Drilling and Seismic - Mid 2002
      -  6-Square-Mile Feature Identified
      -  Original 850 Acres Estimated At 100+ MMBbls in Place

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 16 - . . . and Grows
Picture of 3-D seismic data, incorporating new 3-D seismic data, for over 20-square-mile prospect with location of discovery well, 2003 drilled/proposed wells, 2002 wells and horizontal wells marked.
-     Ongoing Drilling - 2003
      -  Over 20 Square Miles Identified
      -  ??? MMBbls in Place

Slide 17 - Comanche Fracture Pattern
Picture of seismic data for Comanche field with fractures highlighted.
-     Fractures may control flow capacity of the reservoir

Slide 18 - Horizontal Wells Reduce Water Cut
Drawing of horizontal wellbore technique to avoid the fresh water zone and a vertical exploratory well.
-     Horizontal development wells boost oil recovery, reduce water production through faults.

Slide 19 - Comanche Glen Rose Oil Status
-     Surface Discharge Permit Cuts Water Disposal Costs
-     26 New Wells in 2003 CAPEX - 10 to Date
         -  5 horizontal
               3 on production
               2 drilling
         -  5 vertical
               1 on production
               2 shut in for evaluation
               1 recompleted to Georgetown
               1 temporarily abandoned
-     Payout Less Than 60 Days
-     Primary Recovery Factor Appears Low

Slide 20 - Horizontal Glen Rose Shoal Play
Drawing of geologic formations showing horizontal well, and reef and shoal formations; and inset location map for Chittim E. (Rodessa 5300) Field.
-     100% success rate on first 15 of 24 planned wells
Horizonal wells maximize gas production

Slide 21 - Georgetown Fault Play
Drawing of geologic formations for Georgetown showing deviated wells.
-     Deviated wells tap single fault
-     Horizontal wells cross multiple faults

Slide 22 - Georgetown Fault Play: 3-D Seismic
Picture of seismic for Georgetown Fault Play showing 3-D Seismic Cross Section Line and marking the Georgetown Fault System.
-     Georgetown underlies virtually all of TXCO's Maverick lease block
-     High-density faulting offers multi-well potential per section across a large acreage block

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 23 - 3-D Seismic Cross Section Shows Faults, Shear Zone
Picture of cross-section of seismic for Georgetown faults with shear zone, Georgetown, and Glen Rose marked.

Slide 24 - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.
-     250,000+ acre lease block
-     Saturated coal contains up to 350 scf/ton gas
-     Seams lie from 100-2,200'
-     Coal high volatile bituminous "C"
-     Cost of typical CBM well - $150,000

Slide 25 - CBM Projects - Comanche Lease
Map of Comanche Ranch leases with location of CBM Pilot wells marked.
-     38 CBM wells now dewatering

Slide 26 - Typical CBM Production Profile for Gas And Water Rates:
                A 3-Phase Cycle
Time line graph depicting Dewatering, Increasing Production, and Declining Production phases.
-     Gas production starting to rise as dewatering phase continues
-     Olmos/CBM production tracks other successful CBM projects

Slide 27 - San Miguel Play: Sacatosa South/Comanche/Pena Creek
Map of leases with location of Sacatosa and Pena Creek fields marked, as well as the Sacatosa San Miguel Sand effective up-dip limit line and oil/water contact line and CBM Pilots.

Slide 28 - Dewatering - Waterflood Synergy
Drawing of geologic formations with overlay of types of wells.
-     1  -  Water and gas are produced from the CBM zone by the CBM Dewatering Well.
             Gas is extracted for processing
-     2  -  Water is injected into the San Miguel formation through an Injection Well.
-     3  -  Oil is forced toward the producing wellbore
-     4  -  Oil produced by CBM water injection process.

Slide 29 - Pena Creek vs. Sacatosa
Map of lease area showing named fields and well locations.
-     Sacatosa has produced more than 40 million Bbls for ConocoPhillips on 10-acre spacing
-     Look-alike Pena Creek has produced less than 9 million Bbls on 40-acre spacing

Slide 30 - Pena Creek Infill Drilling Under Way
Map of Pena Creek lease area showing producing wells, injection wells and new well locations.
-     Drilling program will increase field density to 20 acres from 40 acres to recover more oil
-     94% success rate on first 16 of 20 planned wells

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 31 - Deep Jurassic Basins
Map of the Gulf Coast area showing major basins and marking location of TXCO Lease Block.

Slide 32 - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon - 1956; Shell - 1953; Conoco - 1977; and Taylor 132-1 TXCO/Blue Star, now drilling.

Slide 33 - Deep Jurassic Seismic
Picture of seismic showing Glen Rose Reef and Jurassic formations.

Slide 34 - Jurassic Target
Drawing showing well in the Jurassic interval with Basement Rock below.

Slide 35 - 1st Jurassic Test Drills Ahead
Picture of Rowan rig on the Taylor 132-1 well, TXCO Paloma Lease.
-     Taylor 132-1 wildcat now expected to reach 18,500' total depth during 3Q03.
-     Currently drilling below 14,000'.

Slide 36 - 2Q03 Revenues Set Record, More Than Double Prior-Year Period
Bar chart showing Revenues in thousands by quarter for 4Q-99 through 2Q-03, and trendline.

Slide 37 - 2Q03 Production 2nd Highest Ever
Bar chart showing production in MMcfe by quarter for 1Q-00 through 2Q-03, and trendline.
-     2Q03 output up 31% from 2Q02.

Slide 38 - Oil Production Remains High
Line graph showing TXCO's monthly gas/oil production on BOE basis for January 2000 through June 2003.

Slide 39 - TXCO Financial Snapshot
-  Successful Efforts Accounting
-  Assets Up 11% in 2Q03 - $72 million
-  Debt/Asset Ratio 23.8% at End 2Q03
-  Net Cash Provided in Operating Activities
       - $11.3 million in 1H03
          -   $7.4 million for All of 2002
-     Organic Growth Continues to Accelerate
-     Rolling 3-Year Gross Profit ROI - 173%
-     Rolling 3-Year F&D Drillbit Cost - $1.41/Mcfe

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 40 - Total Assets Increasing
Bar chart showing Total Assets in millions by year for 1998 through 2002.
1998 - $16.3; 1999 - $17.6; 2000 - $29.2; 2001 - $29.8; and 2002 - $53.0.
2001 / 2002 78% Increase
34% CAGR - 4-year compound annual growth rate

Slide 41 - Shareholders' Equity Up
Bar chart showing Shareholders' Equity in millions by year for 1998 through 2002.
1998 - $10.6; 1999 - $12.0; 2000 - $23.3; 2001 - $23.1; and 2002 - $37.0.
2001 / 2002 60% Increase
37% CAGR

Slide 42 - Conservative Debt/Asset Ratio
Bar chart showing Debt/Asset Ratio by year for 1998 through 2002, and for 1H03.
1998 - 29.7%; 1999 - 9.1%; 2000 - 4.1%; 2001 - 2.9%; 2002 - 13.6%; and 1H03 - 23.8%.

Slide 43 - Oil/Gas Revenues Climbing
Bar chart showing Oil and Gas Revenues in millions by year for 1998 through 2002.
1998 - $3.0; 1999 - $7.5; 2000 - $14.4; 2001 - $13.8; and 2002 - $19.0.
2001 / 2002 38% Increase
58% CAGR

Slide 44 - Operating Cash Flows Strong
Bar chart showing Operating Cash Flows in millions by year for 1998 through 2002, and for 1H03.
1998 - $(1.2); 1999 - $3.9; 2000 - $6.5; 2001 - $8.6; 2002 - $7.4; and 1H03 - $11.3
-     Operating cash flows in 1H03 exceeded operating cash flows for all of 2002 by 53%.
       Operating cash flows are equivalent to net cash provided in operating activities.

Slide 45 - Rolling 3-Year Gross Profit Return On Investment Ratio - Compared
Bar chart showing Return on Investment Ratios by 3-year periods from 1998 through 2002.
Drillbit only - 1998-2000 - 137%, 1999-2001 - 160%; and 2000-2002 - 208%.
All sources   - 1998-2000 - 107%, 1999-2001 - 135%; and 2000-2002 - 173%.
-     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.

Slide 46 - Peer Comparison: Gross Profit ROI
Bar chart showing Rolling 3-Year Return Rates 2000-2002 for TXCO, 13 of its peers and 3 indices.
-     ticker symbols / indices shown are CWEI, SM, RRC, Mid Cap, CHK, SFY, TBI, POG, DVN, MHR, Small Cap, BEXP, APC, EOG, BR and Large Cap.
       Source: Company data; market cap averages provided by SWS Securities, Inc.

Slide 47 - Rolling 3-Year Finding and Development Drillbit Costs
Bar chart showing F&D per Mcfe by 3-year periods from 1998 through 2002.
1998-2000 - $1.52; 1999-2001 - $1.58; and 2000-2002 - $1.41.
-     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs        incurred compared to the volume of new reserves added during the year.

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 48 - Proved Reserves Continue Growth
Bar chart showing Proved Reserves in Bcfe at year-end for 1998 through 2002, and at end of 1H03, with proportion of gas and oil reserves indicated on each bar.
1998 - 6.7; 1999 - 6.4; 2000 - 5.6; 2001 - 12.7; 2002 - 23.5, and 1H03 - 24.7.
-     41% Oil - 59% Gas
-     59% Proved Developed
Oil Converted at 6:1

Slide 49 - Oil Forms Bigger Share of Reserves
Bar chart showing Proved Oil Reserves in MBbls at year-end for 1998 through 2002.
1998 - 100; 1999 - 106; 2000 - 183; 2001 - 294; 2002 - 1,479, and 1H03 - 1,698.

Slide 50 - Drilling Activity Accelerating
Bar chart showing number of wells drilled and success rate by year for 1998 through 2002 and planned wells for 2003.
Wells drilled-1998 - 7; 1999 - 10; 2000 - 25; 2001 - 25; and 2002 - 37; 2003 estimate - 93, with 42 completed in 1H03.
Annual Success Rate*- 1998 - 86%, 1999 - 100%, 2000 - 63%, 2001 - 81%, 2002 - 97%.
-     TXCO planning to drill more wells this year than in the past 3 years combined
-     5-year average drilling success rate: 85%
-     * Rate includes annual number of drilled, re-entered, completed and P&A wells, excluding wells in         process at year end

Slide 51 - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1998 through 2002.
1998-2000 - 132%; 1999-2001 - 168%; and 2000-2002 - 261%.

Slide 52 - Rising 5-Year CAPEX Trend
Bar chart showing Capital Expenditures in millions and major % components by year for 1999 - 2002 and estimated for 2003.
Total - 1999* - $4.2; 2000** - $11.2; 2001 - $17.8; 2002 - $27.3; and estimated 2003 - $33.1
Wells drilled - 2000** - 77%, 2001 - 73%, 2002 - 52%, and estimated 2003 - 79%.
3-D Seismic  - 2001 - 8%, 2002 - 7%, and estimated 2003 - 6%.
Leases - 2000** - 21%, 2001 - 9%, 2002 - 5%, and estimated 2003 - 13%.
Acquisitions - 2002 - 36%.
-     * Fiscal year ended 8/31
-     ** Calendar year ended 12/31/00, plus four months ended 12/31/99

Slide 53 - 2003 CAPEX Budget
Pie chart showing components of the 2003 Capital Expenditures budget as a % of the total budget.
-     Drilling & Development - 79%
-     Lease Acquisitions - 13%
-     3-D Seismic Acquisitions - 6%
-     Infrastructure - 2%
-     2003E = $33.1 Million
-     1st Half Actual - $19.9 Million

TXCO's 8th Oil and Gas Conference Presentation Outline

Slide 54 - 2nd Half CAPEX Targets
 -     Budgeted Capital Allocations
       -  Drill bit         $11.5 million
       -  Seismic             3.5 million
       -  TOTAL         $15.0 million

-     Wells Planned
       -  New drilling         42
       -  Re-entries             10
       -  TOTAL                52

Slide 55 - TXCO Today
-     TXCO the Dominant Player in Its Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry investors and partners
       -  History of drilling success - 5-year average: 85%
-     Strong Multi-Pay Potential
       -  Broad prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 56 - Multi-Play, Multi-Pay in the Maverick Basin
               The 8th Oil and Gas Conference, Denver - August 2003
Forward-Looking Statements
Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended December 31, 2002, and its Form 10-Q for the quarter ended March 31, 2003. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.